Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

HV-5244 – PremierSolutions Standard (Series II)
HV-7969 – State of Iowa Retirement Investors Club 403(b)

Supplement dated August 27, 2026 to Prospectuses dated May 1, 2026

This supplement is regarding the Artisan Mid Cap Value Fund (“Fund”) in the above-referenced product Prospectuses.

As described in a prior Fund supplement, on June 30, 2026, the board of directors of Artisan Partners Funds, Inc. approved a plan of liquidation pursuant to which the Fund is expected to cease operations and be liquidated on or about August 28, 2026.

The subaccount of the separate account investing in the Fund was closed to new and existing investors effective close of business July 29, 2026.

You may choose a new subaccount to invest your account value in prior to the liquidation date of August 28, 2026 to avoid the automatic transfer of your account value as described below.

If you are invested in the Fund and do not transfer your account value out of the Fund—or your Plan does not transfer you to a new investment under the terms of your Plan, if applicable—your shares will be sold on August 28, 2026 at that day’s price and we will purchase shares of the American Century Investments® U.S. Government Money Market Fund - A Class on your behalf. You may transfer out of the American Century Investments® U.S. Government Money Market Fund.

There are no penalties or restrictions applied to any transfer related to this fund liquidation.

If you would like a second copy of the above-referenced product Prospectuses, or of the Fund prospectus, or if you would like to complete a transfer or request a transfer form, please call 1-844-804-8989.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2026-PROSUPP-20